EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8  (Nos.  33-23514,   33-48693,  33-49422,  33-49526,  and
33-74497) of CONMED Corporation of our report dated February 9, 1999 appearing on page F-1 of the 1998 Annual Report on Form 10-K.


Pricewaterhouse Coopers LLP

Syracuse, New York
March 30, 1999